EXHIBIT 10.28
FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

This FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this "Agreement") is entered into and effective, unless otherwise expressly stated herein, on .June 8, 2007, by and among CPI Corp.., a Delaware corporation ("Company") and LaSalle Bank National Association ("LaSalle"), as "Administrative Agent," and LaSalle and each of the other lenders, as "Lenders "

Recitals:

A.	Company, Administrative Agent and LaSalle are party to that certain Second Amended and Restated Credit Agreement dated as of June 8, 2007 (as amended, the "Credit Agreement").

B.	Administrative Agent, Lenders and Company have agreed to the provisions set forth herein on the terms and conditions contained herein.

Agreement

Therefore, in consideration of the mutual agreements herein and other sufficient consideration, the receipt of which is hereby acknowledged, Company, Administrative Agent and the Lenders hereby agree as follows:

1. Definitions. All references to the "Agreement" or the "Credit Agreement" or the "Loan Agreement" in the Credit Agreement and in this Agreement shall be deemed to be references to the Credit Agreement as it is amended hereby and as it may be amended, restated, extended, renewed, replaced, or otherwise modified from time to time Capitalized terms used and not otherwise defined herein have the meanings given them in the Credit Agreement.

2. Effectiveness of Agreement. This Amendment shall become effective as of the date first written above, but only if this Amendment has been executed by the Company, Administrative Agent and the Required Lenders, and only if all of the documents listed on Exhibit A to this Amendment have been delivered and, as applicable, executed, sealed, attested, acknowledged, certified, or authenticated, each in form and substance reasonably satisfactory to Administrative Agent on or before the date first written above (unless otherwise specifically noted on Exhibit A) and the Required Lenders, and payment of such fees that may be owing to Administrative Agent and any Lender pursuant to any fee letter or other arrangement.

3. Amendments to Credit Agreement.

    3.1.           Interest Rate Protection. Section 10 12 of the Credit Agreement is deleted and replaced with the following:

"10.12 Interest Rate Protection the Company agrees to enter into with Administrative Agent, a Lender, or an Affiliate thereof, not later than 90 days after the date hereof; a Hedging Agreement with a term of at least three years on an ISDA standard form with a qualified counter party to hedge the interest rate with respect to not less than 35% of the principal amount of the Term B Loan then outstanding, in form and substance reasonably satisfactory to the Administrative Agent ".

3.2.           Syndication Agent. Effective on the date Charter One Bank, N.A. becomes a Lender, a new Section 14.14 shall be added to the Credit Agreement as follows,  provided, however, if Charter One Bank N.A does not become a Lender on or before July 31, 2007, then this Section 3.2 shall be void and of no force and effect.

"14.14 Charter One Bank, N.A. Appointment as Syndication Agent. Charter One Bank, N.A. is given the title "Syndication Agent" under the Credit Agreement and Loan Documents Nothing contained in the foregoing sentence, shall give Charter One Bank, NA any additional rights or obligations under the Credit Agreement or the Loan Documents ".

3.3. Documentation Agent. Effective on the date Fifth Third Bank becomes a Lender, a new Section 14.15 shall be added to the Credit Agreement as follows, provided, however, if Fifth Third Bank does not become a Lender on or before July 31, 2007, then this Section 3.3 shall be void and of no force and effect.

"14.15 Fifth Third Bank Appointment as Documentation Agent.  Fifth Third Bank is given the title "Documentation Agent" under the Loan Agreement and   Loan Documents Nothing contained in the foregoing sentence, shall give Fifth Third Bank any additional rights or obligations under the Credit Agreement or the Loan Documents."

3.4.        Exhibit G. The parties hereto agree that the Exhibit G attached hereto is Exhibit G to the Credit Agreement.

4. Representations and Warranties of Company. Company hereby represents and warrants to Administrative Agent and the Lenders as of the date hereof that (i) Company's execution of this Agreement and each other document or agreement to be executed in connection herewith (collectively, the "Amendment Documents") has been duly authorized by all requisite action of Company; (ii) no consents are necessary from any third parties for Company's execution, delivery or performance of this Agreement and each of the Amendment Documents, (iii) this Agreement, the Credit Agreement, each of the Amendment Documents and each of the other Loan Documents, constitute the legal, valid and binding obligations of Company enforceable against Company in accordance with their terms, except to the extent that the enforceability thereof against Company may be limited by bankruptcy, insolvency or other laws affecting the enforceability of creditors rights generally or by equity principles of general application, (iv) all of the representations and warranties contained in Section 9 of the Credit Agreement are true and correct with the same force and effect as if made on and as of the date of this Agreement except to the extent such representations and warranties expressly by their terms relate only to an earlier date, (v) after giving effect to this Agreement, there is no Unmatured Event of Default or Event of Default, (vi) since January 29, 2007, there has been no event or occurrence that would reasonably be likely to give rise to a Material Adverse Effect. Company hereby further represents and warrants that it has disclosed to Administrative Agent and the Lenders all material facts and circumstances relating to the Loan Parties' business, assets, liabilities, properties, condition (financial or otherwise), results of operations or prospects of the Loan Parties and their customers.

5.  Effect of Amendment. The execution, delivery and effectiveness of this Agreement shall not operate as a waiver of any right, power or remedy of Administrative Agent or any Lender under the Credit Agreement or any of the other Loan Documents, nor constitute a waiver of any provision of the Credit Agreement, any of the other Loan Documents or any existing Unmatured Event of Default or Event of Default. Each reference in the Credit Agreement to "the Agreement", "hereunder", "hereof", "herein", or words of like import, shall be read as referring to the Credit Agreement as amended by this Amendment.

6. Reaffirmation; Waiver of Claims. Company hereby acknowledges and confirms that as of the date hereof; (i) the Credit Agreement, the Amendment Documents and the other Loan Documents remain in full force and effect, and (ii) Company has no defenses to its obligations under the Credit Agreement, the Amendment Documents and the other Loan Documents. As of the date hereof; the Company has no claim against Administrative Agent or any Lender arising from or in connection with the Credit Agreement, this Agreement, the Amendment Documents or the other Loan Documents and any and all such claims are waived, released and discharged (the foregoing is not intended to waive any manifest errors in the Administrative Agent's or any Lender's records with respect to the Obligations).

7. Governing Law. This Agreement has been executed and delivered in Chicago, Illinois, and shall be governed by and construed under the laws of the State of Illinois without giving effect to choice or conflicts of law principles thereunder.

8. Section Titles. The section titles in this Agreement are for convenience of reference only and shall not be construed so as to modify any provisions of this Agreement.

9, Counterparts; Facsimile Transmissions. This Agreement may be executed in one or more counterparts and on separate counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument Signatures to this Agreement may be given by facsimile or other electronic transmission, and such signatures shall be fully binding on the party sending the same.

10. Patriot Act Notice. Administrative Agent, each Lender and LaSalle (for itself and not on behalf of any other party) hereby notifies each Company, each Guarantor, each other Loan Party and each of their Subsidiaries that, pursuant to the requirements of the USA Patriot Act, Title M of Pub. L. 107-56, signed into law October 26, 2001 (the "Act"), it is required to obtain, verify and record information that identifies each Company, each Guarantor, each other Loan Party and each of their Subsidiaries, which information includes the name and address of the Company, each Guarantor, each other Loan Party and each of their Subsidiaries and other information that will allow Administrative Agent, such Lender or LaSalle, as applicable, to identify the Company, each Guarantor, each other Loan Party and each of their Subsidiaries in accordance with the Act.

11. Fees and Expenses. Company shall promptly pay to Administrative Agent and each Lender executing this Amendment all fees, expenses and other amounts owing to Administrative Agent under the Credit Agreement and the other Loan Documents upon demand, including, without Limitation, all reasonable fees, costs and expenses incurred by Administrative Agent and such Lender in connection with the preparation, negotiation, execution, and delivery of this Amendment.

12. Incorporation By Reference. Administrative Agent, Lenders and Company hereby agree that all of the terms of the Loan Documents are incorporated in and made a part of this Agreement by this reference Administrative Agent, Lenders and Company hereby agree that this Agreement and each of the Amendment Documents are "Loan Documents".

13, Statutory Notice - Insurance.
the following notice is given pursuant to Section 10 of the Collateral Protection Act set forth in Chapter 815 Section 180/1 of the Illinois Compiled Statutes (1996); nothing contained in such notice shall be deemed to limit or modify the terms of the Loan Documents:

UNLESS YOU PROVIDE EVIDENCE OF THE INSURANCE COVERAGE REQUIRED BY YOUR AGREEMENT WITH US, WE MAY PURCHASE INSURANCE AT YOUR EXPENSE TO PROTECT OUR INTERESTS IN YOUR COLLATERAL, THIS

INSURANCE MAY, BUT NEED NOT, PROTECT YOUR INTERESTS. THE COVERAGE THAT WE PURCHASE MAY NOT PAY ANY CLAIM THAT YOU MAKE OR ANY CLAIM THAT IS MADE AGAINST YOU IN CONNECTION WITH THE COLLATERAL, YOU MAY LATER CANCEL ANY INSURANCE PURCHASED BY US, BUT ONLY AFTER PROVIDING EVIDENCE THAT YOU HAVE OBTAINED INSURANCE AS REQUIRED BY OUR AGREEMENT. IF WE PURCHASE INSURANCE FOR THE COLLATERAL, YOU WILL BE RESPONSIBLE FOR THE COSTS OF THAT INSURANCE, INCLUDING THE INSURANCE PREMIUM, INTEREST AND ANY OTHER CHARGES WE MAY IMPOSE IN CONNECTION WITH THE PLACEMENT OF THE INSURANCE, UNTIL THE EFFECTIVE DATE OF THE CANCELLATION OR EXPIRATION OF THE INSURANCE„ THE COSTS OF THE INSURANCE MAY BE ADDED TO YOUR TOTAL OUTSTANDING BALANCE OR OBLIGATION. THE COSTS OF THE INSURANCE MAY BE MORE THAN THE COST OF INSURANCE YOU MAY BE ABLE TO OBTAIN ON YOUR OWN.

14. Statutory Notice - Oral Commitment.  Nothing contained in the following notice shall be deemed to limit or modify the terms of the Loan Documents:

ORAL AGREEMENTS OR COMMITMENTS TO LOAN MONEY, EXTEND CREDIT OR TO FORBEAR FROM ENFORCING REPAYMENT OF A DEBT INCLUDING PROMISES TO EXTEND OR RENEW SUCH DEBT ARE NOT ENFORCEABLE. TO PROTECT YOU (BORROWER) AND US (CREDITOR) FROM MISUNDERSTANDING OR DISAPPOINTMENT, ANY AGREEMENTS WE REACH COVERING SUCH MATTERS ARE CONTAINED IN THIS WRITING, WHICH IS THE COMPLETE AND EXCLUSIVE STATEMENT OF THE AGREEMENT BETWEEN US, EXCEPT AS WE MAY LATER AGREE IN WRITING TO MODIFY It.

Company acknowledges that there are no other agreements between Administrative Agent, Lenders, and Company, oral or written, concerning the subject matter of the Loan Documents, and that all prior agreements concerning the same subject matter, including any proposal or commitment letter, are merged into the Loan Documents and thereby extinguished

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IN WITNESS WHEREOF, this Agreement has been duly executed as of the date first above written.

CPI CORP., a Delaware Corporation

By:	/s/Jane E. Nelson
Jane E. Nelson
Secretary

LaSalle Bank National Association,
as Administrative Agent and as a Lender

By:	/s/Margaret C. Dierkes
Margaret C. Dierkes
First Vice President

{Unconditional Reaffirmation of Guaranty follows}

UNCONDIIIONAL REAFFIRMATION OF GUARANTY AND AMENDMENI

Each of the undersigned has reviewed the First Amendment to Second Amended and Restated Credit Agreement, of even date herewith (as defined herein), by and among CPI Corp a Delaware corporation (Company) and LaSalle Bank National Association (LaSalle), as Administrative Agent, and LaSalle and the other lenders, as Lenders (the First Amendment), and all other documents and financial statements the undersigned deems necessary relating to the Borrower Capitalized terms used herein, but not defined herein, unless otherwise noted, shall have the meanings set forth in the First Amendment or if' not defined therein, as defined in that certain Guaranty and Collateral Agreement dated as of November 30, 2005, to which the undersigned, the Company and the Administrative Agent are a party to (the Guaranty and Collateral Agreement).

Each of the undersigned acknowledges and consents to all changes set forth in the First Amendment, and agrees that all such changes are in the best interests of Company and each of the undersigned. In consideration of financial accommodations granted and which may hereafter be granted to Company by Administrative Agent and the Lenders, in consideration of Administrative Agent's and the Lenders' reliance on the Guaranty and Collateral Agreement and in reliance on the Guaranty Agreement dated April 15, 2005 (the April Guaranty), and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, each of the undersigned irrevocably and unconditionally reaffirms pursuant to the terms of the Guaranty and Collateral Agreement and pursuant to the terms of the April Guaranty, each of which it is a party to, its unconditional continuing guarantee of the payment and performance of all Company Obligations, and the undersigned further agrees that the validity and enforceability of the Guaranty and Collateral Agreement and the April Guaranty to which it is a party is not and shall not be affected in any way or manner by the First Amendment.

Each Guarantor hereby unconditionally reaffirms, covenants, represents, warrants, acknowledges and confirms to Administrative Agent, the Issuing Lender and each Lender that (i) the Guaranty and Collateral Agreement, the April Guaranty, the Amendment Documents, and each other Loan Document to which it is a party is in full force and effect, (ii) this Reaffirmation has been duly authorized by such Guarantor's governing body, members or shareholders, as the case may be, (iii) no consents are necessary from any third Person for such Guarantor's execution, delivery or performance of this Reaffirmation which have not been obtained, (iv) this Reaffirmation, the Guaranty and Collateral Agreement, the April Guaranty, each Amendment Document, and each other Loan Documents to which it is a party constitutes the legal, valid and binding obligation of such Guarantor enforceable against such Guarantor in accordance with its terms except as the enforcement thereof may be limited by bankruptcy, insolvency or other laws related to creditors rights generally or by the application of equity principles, (v) the Guaranty and Collateral Agreement, the April Guaranty, each Amendment Document, and each other Loan Documents to which it is a party are each hereby reaffirmed and ratified without qualification and are and remain in full force and effect, except that on and after the date hereof all references in the Guaranty and Collateral Agreement, the April Guaranty and each other Amendment Documents to which it is a party to "the Loan Agreement" or "the Credit Agreement," or words of like import referring to the Credit Agreement shall mean the Credit Agreement as amended by the First Amendment, (vi) the Liens granted by such Guarantor and each other Guarantor in favor of the Administrative Agent under the Guaranty and Collateral Agreement, the Collateral Documents, each Amendment Document, and the other Loan Documents secure all the Obligations and all the Guarantor Obligations, are perfected, continue in full force and effect, and are hereby reaffirmed, and such Guarantor reaffirms and grants a Lien in favor of Administrative Agent on all of its Collateral, and each Guarantor and confirms and agrees that to the extent that any such Loan Document purports to grant, assign or pledge to the Administrative Agent a security interest in or Lien on, any Collateral as security for the Obligations and the Guarantor Obligations and that such pledge, assignment and/or grant of the security interest or Lien is hereby ratified and confirmed in all respects, and (vii) each of the representations and warranties made by the

Guarantors under the Guaranty and Collateral Agreement, the April Guaranty, each Existing Loan Document, and the other Loan Documents to which it is a party are true and correct as of the date hereof (except to the extent modified herein by updates to the disclosure schedules or in the Credit Agreement).

Each Guarantor hereby unconditionally reaffirms, covenants, represents, warrants, acknowledges and confirms to Administrative Agent, the Issuing Lender and each Lender that (i) the Company has no defenses to its obligations under the Credit Agreement, the Guaranty and Collateral Agreement, the April Guaranty, each Amendment Document, and each other Loan Documents to which it is a party arising out of or relating to any facts or circumstances existing on or before the date hereof', known or unknown, to the Guarantor, the Company or any Loan Party, and (ii) as of the date hereof,' the Guarantor has no claim against Administrative Agent, any Existing Lender, the Issuing Lender or any Lender arising from or in connection with the Credit Agreement, the Guaranty and Collateral Agreement, the April Guaranty, each Amendment Document, and each other Loan Documents to which it is a party and any and all such claims are waived, released and discharged (the foregoing is not intended to waive any manifest errors in the Administrative Agent's or any lender's records with respect to the Obligations).

Each Grantor and the Administrative Agent by its acknowledgement hereto hereby agrees that the Guaranty and Collateral Agreement is hereby amended by deleting Section 6.5 of the Guaranty and Collateral Agreement in its entirety and replacing it with the following:

6.5. Application of Proceeds. If an Event of Default shall have occurred and be continuing, the Administrative Agent shall apply all or any part of the Proceeds, all or any part of the Insurance Proceeds (to the extent required to be paid to the Administrative Agent as set forth in the Credit Agreement), and all or any part of the proceeds of any Real Estate Collateral from the sale of, or other realization upon, all or any part of the Collateral and/or any part of the Real Estate Collateral, as the case may be, in payment of the Secured Obligations, in the following order, and any balance of such Proceeds, such Insurance Proceeds, and such proceeds of any Real Estate Collateral remaining after the Secured Obligations shall have been Paid in Full shall be paid over to the applicable Grantor or to whomsoever may be lawfully entitled to receive the same:

FIRST, to the payment of all fees, costs, expenses and indemnities of the Administrative Agent (in its capacity as such), including Attorney Costs, and any other Secured Obligations owing to the Administrative Agent in respect of sums advanced by the Administrative Agent to preserve the Collateral or the Real Estate Collateral or to preserve its security interest in the Collateral or the Real Estate Collateral, until paid in full;

SECOND, to the payment of all fees, costs, expenses and indemnities of the Lenders, pro-rata, until paid in full;

THIRD, to the payment of all of the Secured Obligations in respect of the Swing Line Loans to the Swing Line Lender, until paid in full;

FOURTH, to the payment of all of the Secured Obligations (other than Bank Product Obligations and Hedging Obligations) consisting of accrued and unpaid interest owing to any Lender, pro-rata, until paid in full;

FIFTH, to the payment of all Seemed Obligations consisting of principal owing to any Lender' and Bank Product Obligations and Hedging Obligations, pro-rata, until paid in full;

SIXTH, to the payment of the Administrative Agent an amount equal to all Secured Obligations in respect of outstanding Letters of Credit to be held as cash collateral in respect of such obligations;

SEVENTH, to the payment of all other Secured Obligations owing to each lender, pro-rata, until paid in full; and

EIGHTH, any remaining Proceeds, Insurance Proceeds, and proceeds of Real Estate Collateral, if' any, to whomever may be lawfully entitled to receive such amounts."

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Each Guarantor has caused this Unconditional Reaffirmation to duly executed and delivered by their duly authorized officers as of the date first set forth above.

Dated and effective as of June 8, 2007.

CPI CORP., a Delaware corporation

By:	/s/Gary W. Douglass
Gary W. Douglass
Treasurer

CONSUMER PROGRAMS INCORPORATED, a Missouri corporation, as a Guarantor

By:	/s/Gary W. Douglass
Gary W. Douglass
Treasurer

CPI CANADIAN HOLDINGS, INC., a Delaware corporation, as a Guarantor

By:	/s/Gary W. Douglass
Gary W. Douglass
Treasurer

CPI IMAGES, L.L.C., a Missouri limited liability company, as its Manager

By:	/s/Gary W. Douglass
Gary W. Douglass
Treasurer

CPI INTERNATIONAL HOLDINGS, INC., a Delaware corporation, a Guarantor

By:	/s/Gary W. Douglass
Gary W. Douglass
Treasurer

TEXAS PORTRAITS, L.P., a Delaware limited partnership

By:	Consumer Programs Incorporated, a Missouri corporation

By:	/s/Gary W. Douglass
Gary W. Douglass
Treasurer

Agreed and accepted as of June 8, 2007:

LASALLE BANK NATIONAL ASSOCIATION, as Administrative Agent

By:/s/Margaret C. Dierkes
_____________________________________
Margaret C. Dierkes
First Vice President

(end of signatures}

EXHIBIT A

DOCUMENTS AND REQUIREMENTS

1     First Amendment to Second Amended and Restated Credit Agreement (the "First Amendment").

2	Unconditional Reaffirmation of Guaranty and Amendment of Guarantors and the Company, attached to the First Amendment.

EXHIBIT G
PROHIBITED ASSIGNEES

None

None